                                                                 EXHIBIT 10.12

                                LEASE AGREEMENT

     THIS LEASE is made and entered into as of the 12th day of October, 1987, by and between 1741 CONANT PARTNERSHIP, a Texas general partnership ("Lessor") and KEVCO, INC., a Texas corporation ("Lessee") ;

                             W I T N E S S E T H:
                             - - - - - - - - - -

     IN CONSIDERATION of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

     1.   Premises.  Lessor, for and in consideration of the rents, covenants
          --------
and agreements herein specified to be paid, kept and performed by Lessee, does hereby lease, demise and let unto Lessee that certain property located in Elkhart County, Indiana, as described on EXHIBIT "A" attached hereto and herein incorporated by reference for all purposes, together with the buildings and related improvements constructed thereon. The property described on EXHIBIT "A," together with the buildings and improvements thereon, shall hereinafter sometimes be referred to as the "Demised Premises."

     2.   Term.  The term of this Lease shall be for a period of 240 months
          ----
beginning October 12, 1987 and continuing to and including October 11, 2007, subject only to termination at an earlier date or to extension of said original term in accordance with one or more of the provisions hereinafter set forth. If not otherwise stated, as used herein, the "term of this Lease" shall mean the original term stated herein and any renewals or extensions thereof. It is expressly agreed and understood that this is an agreement of Lease only and that the Lessee acquires no right, title or interest in or to the Demised Premises other than the right of possession and use of the Demised Premises to the extent set forth in this Lease. Lessee shall have no option to (a) purchase the Demised Premises at the expiration of the term of this Lease, or (b)
                                                                          Page 1
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renew or extend this Lease other than as set forth herein.

     3.   Rental.  Lessee agrees and promises to pay to Lessor for and during
          ------
the term of this Lease as rental for the Demised Premises the sum of $3,672,000.00, payable in monthly installments of $15,300.00, subject to increase as hereinafter provided, and payable in advance, without offset, deduction or other credit whatsoever and without demand on the first (1st) day of each calendar month therein throughout the stated term of this Lease and any renewals or extensions thereof except as provided in Paragraph 14 hereof. Payment of such rent shall be made at such place or places as Lessor may from time to time designate. The monthly rental called for herein shall be pro rated if this Lease commences other than on the first day of a calendar month or terminates other than on the last day of a calendar month.

     Lessor acknowledges receipt from Lessee of the sum of $30,600.00 representing payment in advance of the first and last month's rental of the Demised Premises under this Lease.

     In addition to the monthly rental provided for herein, Lessee shall also pay such other charges and assessments relating to the Demised Premises as is elsewhere provided for to be paid by Lessee under other provisions of this Lease.

     Lessor and Lessee agree that the monthly rental to be paid to Lessor by Lessee hereunder shall automatically increase on each anniversary date of this Lease in an amount equal to the greater of (i) the difference, if any, between the monthly rental per square foot then being paid on or about such anniversary date in Elkhart, Indiana or its environs for property similar to that of the Demised Premises and the monthly rental per square foot then being paid by Lessee to Lessor hereunder, or (ii) the increase, if any, between the monthly payment required to be paid during the year beginning on such anniversary date by Lessor to any lender holding a mortgage or lien on the Demised premises and the monthly payment paid by Lessor during the immediately preceding year

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ending on the day immediately preceding such anniversary date. Anything herein to the contrary, the monthly rental to be paid by Lessee to Lessor shall never be less than $15,300.00.

     4.   Use of Premises.  For and during the term of this Lease, Lessee shall
          ---------------
be entitled to utilize the Demised Premises for the purpose of engaging in the distribution and sale of various parts, accessories and products used or to be used in the mobile home, manufactured housing and recreational vehicle industries and in all service or business incidental or ancillary thereto. Lessee covenants and agrees to restrict the use of the Demised Premises for such purposes and not to permit the use of the Demised Premises for any other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     5.   Condition of Premises.  Lessee acknowledges receipt of the Demised
          ---------------------
Premises and that the same are in good and sanitary condition and in good repair. The taking possession of the Demised Premises by Lessee shall be conclusive evidence that the Demised Premises and the equipment, plumbing, drains, fixtures, appliances and machinery therein were at the time of taking of such possession thereof in good, clean, sanitary and tenantable condition and in all respects satisfactory and acceptable to Lessee and in a condition in which they were represented to Lessee to be in and agreed to be put in by Lessor; and Lessee hereby releases and agrees to indemnify and hold harmless Lessor and its partners, promptly on demand from and against any and all claims, demands, damages, losses, liabilities, obligations, costs or expenses (including but without limitation, attorneys' fees and expenses) arising out of, resulting from, caused by or in any way relating to or connected with (a) any defect in the condition of the Demised Premises, or (b) the equipment, fixtures, or appliances in or serving said Demised Premises and the streets, alleys, areas, area-ways, passages or sidewalks adjoining or appurtenant thereto, or (c) injury or damage to persons or property.

                                                                          Page 3
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     Lessee acknowledges and agrees that Lessee shall have and hold the Demised
Premises just as they are, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Demised

Premises or to the equipment, fixtures, plumbing, appliances or machinery in, upon or serving same or the streets, alleys, areas, area-ways, or passages adjoining or appurentenant thereto.

     6.   Payment of Utilities and Taxes.  Lessee covenants and agrees that it
          ------------------------------
shall promptly pay all charges and assessments for utilities furnished the Demised Premises for and during the term of this Lease including electricity, gas, water and telephone services. Lessee further covenants and agrees to pay all state, city, county and other ad valorem taxes and other assessments which may be levied, assessed on or pertaining to the Demised Premises, which taxes and other assessments shall be paid by Lessee promptly upon assessment and prior to becoming delinquent, with Lessor being furnished a certificate evidencing payment of such taxes and other assessments. Lessee also covenants and agrees to promptly pay all charges and other assessments that may arise out of the improvements on said Demised Premises or of the streets, alleys, areas, area-ways, passages or sidewalks adjoining or appurtenant thereto.

     7.   Repairs and Maintenance.  Lessee shall, during the term of this Lease
          -----------------------
and any renewals or extensions thereof;

     (a) at its sole cost and expenses, maintain and keep the Demised Premises and the equipment, plumbing, windows, doors, skylights, foundation, interior and exterior walls, drains, fixtures, appliances and machinery in, upon, serving or appurtenant to said Demised Premises in good repair and in good sanitary condition;

     (b) replace promptly any and all glass broken in or about the Demised Premises with glass of the same quality;

     (c) not make any alterations in or additions to the Demised Premises without first obtaining the prior written

                                                                          Page 4
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consent of Lessor;

     (d) not use or permit anything upon said Demised Premises that would increase the rate of insurance thereon or anything that may be dangerous to life or limb;

     (e) not, in any manner, deface or injure said Demised Premises or any part thereof or overload floors or do or permit anything to be done upon said Demised Premises or in the streets, alleys, areas, area-ways, passages or sidewalks adjoining or appurtenant thereto that would amount to or create a nuisance;

     (f) not use the Demised Premises or any part thereof for any purpose contrary to the law, ordinances, rules or regulations of the United States or the State of Indiana or the County of Elkhart or any other municipality or regulatory authority having jurisdiction thereof;

     (g) return the Demised Premises peaceably and promptly to Lessor at the end of the term of this Lease or any renewals or extensions thereof or at any previous termination thereof in as good condition as the same are now in or may hereafter be put in, ordinary wear and tear excepted; and

     (h) perform each and every covenant, agreement, obligation and undertaking of Lessor, relative to the Demised Premises and contained in the Mortgage attached hereto as EXHIBIT "A" and herein incorporated by reference for all purposes, the same as if set out verbatim at this point (the "Mortgage").
Lessee hereby acknowledges that a copy of the Mortgage has been delivered to it by Lessor.

     Lessee further covenants and agrees to keep the sidewalks bordering on the Demised Premises (where the Demised Premises border upon a sidewalk or passageway) and the roof of said Demised Premises, at all times, free from ice and snow and other obstructions and to neither waste nor misuse water, electricity, gas, steam or any other utilities which are or may be furnished the Demised Premises.

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     Lessee further covenants and agrees that neither Lessor nor its partners shall be liable for any loss, damage, liability, obligation, cost or expense, either to a person or persons or property or the loss of property sustained by Lessee or by any other person or persons due to the Demised Premises or any part thereof or the windows, doors, skylights, foundation, interior or exterior walls, or the equipment, plumbing, drains, fixtures, appliances or machinery in or upon the Demised Premises or the streets, alleys, areas, area-ways, passages or sidewalks adjoining or appurtenant thereto, being or becoming out of repair or defective, and due to the happening of any accident or accidents or due to any act, inaction or neglect of Lessor or Lessee or any other tenant or occupant of the Demised Premises or part thereof, or any other person or persons, firm, association, corporation, partnership or other legal entity, or by the bursting of pipes or by the use or misuse of any instrumentality or agency in or connected with the Demised Premises or any part thereof or occasioned by any nuisance made or suffered thereon or therein, and in connection therewith, Lessee agrees to and does hereby indemnify and hold harmless Lessor and its partners from and against any and all damages, demands, losses, liabilities, obligations, costs or expenses (including attorneys' fees and expenses) arising out of, relating to, caused by or in any way resulting from any of the foregoing.

     8.   Insurance.  Lessee covenants and agrees that it will, at its sole cost
          ---------
and expense, at all times during the term of this Lease and any renewals or extensions thereof, obtain and maintain in full force and effect, a policy or policies of insurance written by one or more responsible insurance carriers which will insure Lessee and Lessor against liability for injury to, or death of, persons or loss or damage to their property occurring in or about the Demised Premises. Liability coverage under such insurance shall not be less than $300,000.00 for any one person injured or killed, $500,000.00 for each occurrence and aggregate, and $50,000.00 property damage for each occurrence and aggregate. Lessee, at its sole cost and expense, during the term of this Lease and any renewal or extension thereof, shall also obtain and maintain in full force and effect an insurance policy or policies insuring the Demised Premises and the fixtures, goods, wares and merchandise contained thereon against loss or damage by fire, tornado, windstorm, vandalism, malicious mischief and such other extended and hazard coverage and in such amount as Lessor may require with loss payable to Lessor.

     All insurance required to be obtained and maintained by lessee pursuant to this paragraph shall be written by companies and in forms and amounts satisfactory to Lessor. Certificates of insurance acceptable to Lessor shall be filed with Lessor as obtained from time to time during the term of this Lease. Each certificate shall contain the provision that coverages afforded under said policies will not be cancel led until at least fifteen (15) days prior written notice has been given to Lessor.

     9.   Indemnity.  Lessee covenants and agrees that it shall indemnify
          ---------
Lessor, its partners, agents, and employees and hold Lessor, its partners, agents and employees harmless promptly upon demand from and against any and all claims, demands, damages, liabilities, actions, deficiencies, penalties, causes of action, costs, judgments, expenses, suits or proceedings of any kind or nature whatsoever, including attorneys' fees and expenses resulting to Lessor, its partners, agents, or employees, caused by, arising out of, relating to, resulting from or connected in any way with:

     (a) the nonfulfillment or nonperformance of any covenant, agreement or obligation made by or on behalf of Lessee in or pursuant to this Lease;

     (b)  any accident or occurrence causing injury to any person whomsoever;

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     (c)  any damage to any property whatsoever on or about the Demised Premises or the streets, alleys, areas, area-ways or passages adjoining or appurtenant thereto; or

     (d) any actions, inactions, deeds or courses of conduct of Lessee or of any of its employees, agents, invitees, contractors, subcontractors or other persons being on or about the Demised Premises.

     It is agreed and understood that neither Lessor nor its partners, agents or employees shall be liable for any loss, damage or injury to any of Lessee's officers, directors, employees, agents, invitees or any other persons being on or about the Demised Premises or to any of their property, whether such loss, damage or injury is caused by, arising out of, relates to, results from or is in any way connected with any accident occurring on or about the Demised Premises or the streets, alleys, areas, area-ways, or passages adjoining or appurtenant thereto, or otherwise.

     Included in the foregoing but not in limitation thereof, Lessee covenants and agrees to assume and does hereby assume any and all loss, damage, liability, obligation, cost or expense (including attorneys' fees and expenses) on account of all damages suffered or sustained on account of the matters and things above referred to and agrees to indemnify and hold Lessor, its partners, employees and agents harmless thereon and therefrom and to indemnify Lessor, its partners, employees and agents on account thereof. This provision shall apply especially but not exclusively to damage caused by water, snow, rain, hail, backing up of water mains or sewers, frost, steam, sewage, illuminating gas, sewer gas or odors, electricity and electric current and by the bursting, stoppage or leaking of pipes or radiators, plumbing, sinks or fixtures in or about the Demised Premises or any part thereof. In case of such damage, Lessee shall promptly repair all of same and if not repaired by Lessee promptly upon the notice of such damage, Lessor, at its option but without any obligation to do so, may repair such

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damage and thereupon Lessee shall reimburse Lessor for the costs of repairing such damage promptly on demand. If Lessee fails to perform any of the covenants, agreements or obligations herein provided to be kept or performed by lessee, Lessor, in addition to any and all other rights and remedies it may have under this Lease, under any other agreement with Lessee or pursuant to law, may, without any obligation to do so, perform the same and charge the Lessee with the expense of such performance and Lessee agrees promptly on demand to repay to Lessor the cost of such performance by Lessor.

     In the event a claim by Lessor to Lessee is made pursuant to the indemnity contained in this Paragraph 9, Lessor shall give written notice of such claim to Lessee and immediately upon receipt by Lessor, such claim shall be paid and satisfied or adequate provisions, in the opinion of Lessor, made therefor.

     10.  Termination.  This Lease may be terminated by Lessor prior to its
          -----------
termination as provided hereon on ten (10) days written notice delivered or mailed to Lessee at its address set forth below in the event that Lessee:

     (a)  fails to pay the rental charges within the time specified herein;

     (b) breaches, defaults, or does not fulfill or perform any covenants, agreements, stipulations or undertakings required to be performed or fulfilled by Lessee in or pursuant to this Lease or fails to perform any obligation imposed on lessee in or pursuant to this Lease; or

     (c) becomes bankrupt, insolvent, makes an assignment for the benefit of creditors or a receiver is appointed to take possession of Lessee's assets.

     Should any of the foregoing events occur, Lessor may, with free right of entry and without demand and without terminating this Lease, and without any notice whatsoever to Lessee, thereupon re-enter and resume possession of the Demised Premises and remove the Lessee and Lessee's property and all

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other persons and other property therefrom, using such force as may be necessary without being deemed guilty of any manner of trespass or forcible entry or detainer or other violation of law. At Lessor's option, Lessor may either terminate this Lease by notifying Lessee of its intention to terminate this Lease or without terminating it as provided herein, lease the Demised Premises for the account of Lessee for the remainder of the term of this Lease or for such other term or terms as Lessor shall see fit in its sole discretion. Should Lessor elect to lease the Demised Premises for the account of Lessee (although Lessor shall have no obligation to do so and shall never be liable for failure to do so), Lessee shall pay Lessor on demand for costs of renovating, repairing and altering the Demised Premises for a new tenant or tenants and also pay
Lessor each month of Lessee's unexpired term the monthly rental heretofore agreed to be paid less such part, if any thereof, Lessor shall have been able to collect from a new lessee, it being strictly agreed and understood that Lessor is and shall be entitled to future rentals under this Lease and that all attempts to relet the Demised Premises shall be on account of and for the benefit of Lessee. Should Lessor elect to lease the Demised Premises for the account of Lessee, Lessor shall be entitled to lease such part of the Demised Premises as Lessor, in its sole discretion, shall determine. Should any of the foregoing events occur as aforesaid, Lessor may, on the other hand and should it so desire, without re-entry or resuming possession of the Demised Premises and without terminating this Lease, enforce by all proper and legal suits and other means its rights hereunder, including the collection of future rentals for the unexpired term of this Lease as hereinabove provided. Should it be necessary for Lessor to take any legal action hereunder, Lessee shall pay Lessor on demand all reasonable attorneys' fees and expenses so incurred. All rights and remedies of Lessor under this Lease shall be cumulative and none shall be exclusive of any other and

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especially shall no remedy for the recovery of rent in arrears or accrued rents for the unexpired term of this Lease be affected by any remedy herein provided for or exercised Waiver of any defaults hereunder shall not operate to waive or in any manner affect any subsequent default hereunder. It is expressly agreed and understood that Lessor shall have a contractual lien and security interest upon all goods, chattels or personal property of any description or character belonging to Lessee which are placed in or become a part of the Demised Premises as security for all of Lessee's obligations and responsibilities hereunder, including, but without limitation, rent due and to become due for the remainder of the Lease term, which lien and security interest shall not be in lieu of or in any way affect any other lien which Lessor has or may have under law but shall be cumulative thereto; and Lessee hereby grants to Lessor a security interest in all such goods, chattels or personal property placed in or upon said Demised Premises for such purposes. The lien and security interest granted Lessor herein shall not prevent the sale by Lessee of any merchandise in the ordinary course of its business, free of such lien to Lessor. Upon the request of Lessor, Lessee shall sign any financing statements or other instruments or documents requested by Lessor in order to perfect any security interest or other liens granted to Lessor hereunder. Alternatively, this Lease may serve as a financing statement in order to perfect any security interest or other liens granted to Lessor hereunder. In the event Lessor exercises the option to terminate this Lease, re-enter and relet the premises as provided aforesaid, then Lessor, after giving Lessee reasonable notice of the intent to take possession and giving an opportunity for Lessee for a hearing thereon, may take possession of all of Lessee's property on the premises without liability for loss thereof and sell same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private

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sale is to be made, for cash or on credit, or for such other price and on such other terms and conditions as Lessor deems best, in its sole discretion, with or without having the property present at such sale. All rights, remedies and privileges of Lessor as granted hereunder, including any rights of sale, shall be governed by the Uniform Commercial Code of Texas. The proceeds of such sale shall be applied first to the necessary and proper expense of removing, storing and selling such property, then to the payment of any rent due or to become due under this Lease, with the balance, if any, to be paid to Lessee. Lessee shall be fully liable for any deficiency.

     11.  Destruction of Premises.  It is further agreed between the parties
          -----------------------
hereto that, if during the term of this Lease or any renewals or extensions thereof, the Demised premises or the buildings or improvements thereon shall be injured or destroyed by fire or the elements or through any other cause so as to render the Demised Premises or the buildings or improvements thereon unfit for occupancy or untenantable from a good business standpoint or to such an extent that they cannot be repaired with reasonable diligence within 180 days from the happening of such injury, then and in any of such event, Lessor may:

     (a) at its option, but without any obligation so to do, upon five (5) day's written notice to Lessee, terminate the Lease and the term herein demised from the date of such damage or destruction and the Lessee shall as soon thereafter as reasonably possible surrender the Demised Premises and all interests therein to Lessor with Lessee only paying. rent up to. the time of such notice with the balance of any prepaid rent or other payments or deposits promptly refunded to Lessee provided it is not otherwise in default under the terms of this Lease; or

      (b) not terminate this Lease, in which event, Lessee shall pay only a pro rata portion of such rent apportioned to

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the portion of the Demised Premises which are in condition for occupancy or which may actually be used during such repairing period, such portion to be paid until the Demised premises have been repaired and redelivered to Lessee in at least their previous condition.

     All improvements or betterments placed by Lessee on the Demised Premises shall, in any event, be repaired and replaced by Lessee at its sole expense and not at the expense of Lessor.

     12.  Condemnation of Demised Premises.  If all of the Demised premises are
          --------------------------------
taken under any eminent domain proceedings, this Lease shall terminate and come to an end on the date title to the Demised premises vests in the condemning authority. Any condemnation award for the Demised premises, including land and improvements, shall be the sole property of Lessor and Lessee acknowledges and agrees that it shall have no right, title or interest therein. If any of the Demised Premises (but less than all of the Demised Premises) is taken under any eminent domain proceedings, Lessee shall, within sixty (60) days after Lessee first receives notice of the condemnation, elect by written notice delivered to Lessor, either to terminate this Lease on the date title to the Demised Premises vests in a condemning authority or continue this Lease as to that portion of the Demised Premises not taken by the condemning authority. If Lessee fails to elect within said sixty (60) day period, this Lease shall automatically be continued in full force and effect and for that portion of the Demised Premises not taken by the condemning authority. If, in the event this Lease is continued, the rent payable hereunder by Lessee to Lessor, for any period after such condemnation, shall be reduced by an amount determined by taking the ratio which the number of square feet of the Demised Premises actually taken by the condemning authority bear to the total number of square feet in the Demised Premises originally contained in the Demised Premises. Lessee acknowledges and agrees that any condemnation award for the Demised Premises,

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including land and improvements thereon, shall be the sole property of Lessor with Lessee having no right, title or interest therein.

     13.  Bond Against Liens.  It is understood and agreed by the parties hereto
          ------------------
that with respect to all alterations, repairs or improvements to the Demised Premises or any part thereof (which shall only be with the prior written consent of Lessor), Lessee shall and will, in each instance, save Lessor and its partners and said premises forever harmless of and from any and all costs, claims, damages, losses, demands, judgments, liabilities, obligations, suits, actions, causes of action, costs and expenses (including attorneys' fees and expenses) of every kind and character, which may be claimed, asserted or charged, or which may arise out of, result from relate to or be based upon any acts or alleged acts of negligence or inaction of Lessee or its agents, contractors or employees or upon the negligence or alleged negligence of any person or persons in or about said premises or upon the failure of any or either of them to observe and comply with each and every requirement of law or with the rules, regulations and ordinances of all applicable municipalities and regulatory authorities, and will preserve and hold Lessor and its partners and said premises forever free and clear from liens for labor and material furnished. Lessee covenants and agrees that it will, from time to time, before making any such repairs, improvements or alterations, furnish Lessor with a bond in an amount and with sureties satisfactory to Lessor conditioned for the performance by Lessee of the matters and things in this paragraph required to be done by Lessee.

     14.  Notice of Vacancy.  Lessee covenants and agrees to give Lessor written
          -----------------
notice at least six (6) months before the expiration of this Lease of its intention to vacate at the end of this Lease. In the event Lessee fails to give the written notice provided for in this Paragraph 14, then and in that event, Lessor, at its option, may continue this Lease for an additional one year period from and after the termination date of this Lease without notice to Lessee. If, however, Lessor does not elect to so continue this Lease, and Lessee remains in said premises after the expiration of its term, such remaining in possession shall not, except at the option of Lessor, extend the term of this Lease, and Lessee shall promptly, upon the request of Lessor, vacate the premises. In the event Lessor does not elect to continue this Lease and if for any reason Lessee does not promptly vacate the Demised Premises at the expiration of the term of this Lease, Lessee covenants and agrees to pay Lessor as lease rental, for such time as elapses between the expiration of the term of the Lease and the time when Lessee actually vacates the Demised Premises, a prorata rental equal to 1 1/2 times the rent provided to be paid during the term of this Lease, it being agreed and understood that such holding over shall be subject to all of the other terms and conditions as provided for in this Lease.

     15.  Right of Entry.  It is agreed and understood by the parties hereto
          --------------
that Lessor shall, at all times, during the term of this Lease or any renewal or extension thereof, have the right to enter upon the Demised Premises to inspect their condition, and at its election, to make reasonable and necessary repairs thereon for the protection and preservation thereof at the expense of Lessee, but nothing herein shall be construed to require Lessor to make such repairs, and Lessor shall not be liable to Lessee, or any other person or persons, firms, associations, partnerships, corporations or other legal entities for failure or delay in making said repairs, or for damage or injury to person or property caused in or by the making of such repairs, or the doing of such work. Lessor shall have the right during the last thirty (30) days of the term of this Lease or at such earlier time as Lessor is notified by Lessee of its intention to vacate the leased premises at the expiration date of this Lease, to place and maintain on the Demised Premises and in the windows thereof, the usual notice of "To Let" or "To Rent", and to show said Demised Premises to prospective tenants during normal business hours of Lessee.

     16.  Miscellaneous Provisions.
          ------------------------

     (a)  Governing Law:  Notwithstanding the location of the Demised Premises
          -------------
or the place where this Agreement may be executed by any of the parties hereto, the parties hereto expressly agree that this Lease shall be construed under and in accordance with the laws of the State of Texas as now adopted or as may be hereafter amended.

     (b)  Binding Effect:  This Lease shall be binding upon and inure to the
          --------------
benefit of the parties hereto, their respective successors, assigns, heirs, executors, administrators, receivers, trustees and legal representatives.

     (c)  Notices:  All notices, demands or communications required or permitted
          -------
under this Lease shall be given in writing, addressed to the other party at its respective address set forth below. Such notice, demand or communication shall be deemed received when personally delivered or if mailed, when deposited in the United States Mail, postage prepaid, sent certified or registered mail, return receipt requested. The addresses set forth below may only be changed by giving written notice of such change of address by registered or certified mail, return receipt requested. to the other party hereto, but such change of address shall only be considered received when actually received.

     (d)  Construction.  The headings used in this Lease are for convenience and
          ------------
administrative purposes only and shall not be construed in interpreting this Lease. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of this Lease shall be held invalid or inoperative, then so far as reasonable and possible:

          (i) the remainder of this Agreement shall be considered valid and operative; and

          (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

     (e)  Specific Performance.  Each party hereto acknowledges that a remedy at
          --------------------
law for any breach or attempted breach of this Lease will be inadequate, agrees that each party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. Such remedy shall be cumulative and not exclusive and shall be in addition to any other remedy any party may have against the other.

     (f)  Waiver.  The failure of either of the parties hereto to insist in one
          ------
or more instances upon the performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition, but the obligations of any party with respect thereto shall continue in full force and effect.

     (g)  Counterparts.  This Lease may be executed in several counterparts,
          ------------
each of which shall be deemed an original but all of which together shall constitute one instrument.

     (h)  Prior Agreements.  This Lease contains the entire agreement between
          ----------------
the parties hereto and supersedes any and all prior agreements, whether written or oral, between the parties with respect to the within subject matter. No change, amendment or notification hereof shall be or become effective unless in writing and signed by each of the parties hereto .

     (i)  Attorneys' Fees.  If any action at law or in equity, including any
          ---------------
action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fee shall be in addition to any other relief which may be awarded.

     (j)  Recording.  At Lessor's option, Lessor shall execute and deliver to
          ---------
Lessee a Memorandum of Lease for recording purposes which Lessee shall execute and record, with Lessee paying the recording costs thereof.

     (k)  Certification.  Upon the request of Lessor, Lessee shall furnish to
          -------------
Lessor at no charge, such certificates and other documentation as Lessor may, at any time and from time to time, request evidencing compliance by Lessee with the terms and provisions of this Lease.

     EXECUTED in duplicate as of the date first above written.


                                             LESSOR:

                                             1741 CONANT PARTNERSHIP,
                                             a Texas General Partnership

                                             BY:

                                             K & E Land and Leasing,
                                             a Texas General Partnership,
                                             Managing Partner

                                             BY: /S/ Billy T. Everett
                                                -------------------------------
                                                Its Partner

                                             Address:   1320 So. University Dr.
                                                        P.O. Box 907015
                                                        Fort Worth, Tx. 76107


                                             LESSEE:

                                             KEVCO, INC.

                                             BY: /s/ Billy T. Everett
                                                -------------------------------
                                                Its  Chairman
                                                    -------------------------

                                             Address:   1320 So. University Dr.
                                                        P.O. Box 907015
                                                        Fort Worth, Tx. 76107

                                  EXHIBIT "A"

                            Description of Property


     A part of the South half (S 1/2, of Section three (3), Township thirty-seven (37) North, Range five (5) East, in the City of Elkhart, Indiana, more particularly described as follows: Commencing at a point on the south line of the Southeast quarter (SE 1/4) of said section that is seven hundred forty
(740) feet due west of the southeast corner of the West Half (W 1/2) of said quarter section; thence north zero (0) degrees one (1) minute east along the west line of the public street known as industrial Parkway, one thousand one hundred ninety-one and forty-five hundredths (1191.45) feet to the beginning point of this description; thence continuing north zero (0) degrees one (1) minute east along the west line of said Industrial Parkway, three hundred thirty-five and four tenths (335.4) feet to the south line of Conant Street; thence north eighty-nine (89) degrees fifty-nine (59) minutes west along the south line of said Conant Street, five hundred eighty-seven and five tenths (587.5) feet; thence south zero (0) degrees one (1) minute west, three hundred thirty-five and twenty-five hundredths (335.25) feet; thence due east five hundred eighty-seven and five tenths (587.5) feet to the place of beginning.

ALSO:
- ----

     A part of the South Half (S 1/2) of Section 3, Township 37 North, Range 5 East, more particularly described as follows: Commencing at a point on the south line of said section that is 740 feet due west of the southeast corner of the west half (1/2) of the southeast quarter (1/4) of said section; thence north zero (0) degrees 1 minute east along the west line of a public street known as Industrial Parkway, 1043.16 feet: thence due west 225 feet for the beginning point of this description; thence north zero (0) degrees 1 minute east 148.29 feet; thence due west 362.5 feet; thence south zero (0) degrees 1 minute west 148.29 feet; thence due east 362.5 feet to the place of beginning.

Subject to right-of-way for a railroad over the west 10 feet of the above described tract.

EXCEPTING:
- ---------

A part of the South half (1/2) of Section 3, Township 37 North, Range 5 East, more particularly described as follows: Commencing it a point on the south line of said section that is 740 feet due west of the southeast corner of the west half (1/2) of the southeast quarter (1/4) of said section thence north zero (0) degrees 1 minute east along the west line of a public street known as Industrial Parkway, 1191.45 feet of the beginning point of this description; thence north zero (0) degrees 1 minute east along the west line of said Industrial Parkway
335.4 feet to the south dine of Conant Street; thence north 89 degrees 59 minutes west along the south line of said Conant Street 225 feet; thence south zero (0) degrees 1 minutes west 335.24 feet; thence due east 225 feet to the place of beginning.

                                  EXHIBIT "B"

                                   Mortgage

                                                                         Page 20